Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions

21.	Provisions
Provisions consisted of the following:

	At December 31,
	2022			2021
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Product warranty and recall campaigns	€3,501	€5,764	€9,265	€3,461	€4,761	€8,222
Sales incentives	3,395	—	3,395	3,008	—	3,008
Restructuring	853	687	1,540	647	529	1,176
Legal proceedings and disputes	405	793	1,198	456	608	1,064
Commercial risks	2,444	228	2,672	1,441	292	1,733
Other risks	713	988	1,701	896	1,080	1,976
Total Provisions	€11,311	€8,460	€19,771	€9,909	€7,270	€17,179
Changes in Provisions were as follows:

	At January 1, 2022	Additional provisions	Settlements	Unused amounts	Translation differences	Transfer to Liabilities held for sale	Change in scope	Other	At December 31, 2022
	(€ million)
Product warranty and recall campaigns	€8,222	€4,879	€(4,094)	€(101)	€314	€(2)	€2	€45	€9,265
Sales incentives	3,008	6,418	(6,013)	(85)	63	(1)	—	5	3,395
Restructuring costs	1,176	1,167	(760)	(47)	(1)	—	—	5	1,540
Legal proceedings and disputes	1,064	259	(519)	(61)	85	(7)	22	355	1,198
Commercial risks	1,733	1,759	(553)	(129)	86	(4)	3	(223)	2,672
Other risks	1,976	439	(363)	(245)	23	(1)	10	(138)	1,701
Total Provisions	€17,179	€14,921	€(12,302)	€(668)	€570	€(15)	€37	€49	€19,771
Product warranty and recall campaigns
During the year ended December 31, 2022, a total provision of €951 million was recognized in Product warranty and recall campaigns which related to an extension of a recall of Takata airbags in Enlarged Europe, North America, Middle East & Africa and South America. The estimated future costs of actions are principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line, as well as historical claims experience for the vehicles. In addition, the number and magnitude of additional service actions expected to be approved and policies related to additional service actions are taken into consideration.
The cash outflow for the non-current portion of the Product warranty and recall campaigns provision is primarily expected within a period through 2026.
Prior to 2021, certain warranty costs that were incurred beyond the contractual warranty period (“goodwill warranty”) were expensed as incurred due to the inability to reliably estimate the amount and frequency. As a result of converged process and methodology of legacy PSA and FCA entities, the Company was able to reliably estimate the cost of the goodwill warranty as of December 31, 2021. For the six months ended December 31, 2021, the change in estimate was recognized as an increase to the warranty provision of €732 million for vehicles sold in prior periods.
During 2022, further refinements to the model implemented during 2021 were made to consider new information related to expected future spending for individually significant actions. For the year ended December 31, 2022, the change in estimate was recognized as an increase to the warranty provision of €314 million. Refer to Note 29, Segment reporting for additional detail.
Sales incentives
As described within Note 2, Basis of preparation - Use of estimates, the Company recorded the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale of the vehicle to the dealer. At December 31, 2022, the Sales incentive provision increased primarily due to higher provisions for sales incentives in connection with increased dealer stock and higher per unit accruals.
Legal proceedings and disputes
As described within Note 2, Basis of preparation - Use of estimates, a provision for legal proceedings was recognized when it was deemed probable that the proceedings would result in an outflow of resources and when the amount could be reasonably estimated. As the ultimate outcome of pending litigation was uncertain, the timing of cash outflows for the Legal proceedings and disputes provision was also uncertain.
Commercial risks
Commercial risks arose in connection with the sale of products and services, such as onerous maintenance contracts, and as a result of certain regulatory emission requirements. For items such as onerous maintenance contracts, a provision was recognized when the expected costs to complete the services under these contracts exceeded the revenues expected to be realized. A provision for costs related to regulatory emission requirements was recognized at the time vehicles were sold based on the estimated cost to settle the obligation, measured as the sum of the cost of regulatory credits previously purchased plus the amount, if any, of the fine expected to be paid in cash. The cash outflow for the non-current portion of the Commercial risks provision was primarily expected within a period through 2025.
Corporate Average Fuel Economy (“CAFE”) standards
The increase in the Commercial risks as at December 31, 2022, is primarily related to the incremental provision of €660 million as a result of the issuance of the final rule by the National Highway Traffic Safety Administration (“NHTSA”) in March 2022. Refer to Note 26, Guarantees granted, commitments and contingent liabilities for additional information.
Restructuring costs
During the year ended December 31, 2022, a total provision for €1,167 million was recognized primarily related to workforce reduction mainly in Enlarged Europe, North America and South America (refer to Note 29, Segment reporting).
During the year ended December 31, 2021, a total provision for €678 million was recognized mainly in Enlarged Europe as part of the integration and optimization of the operations (refer to Note 29, Segment reporting).
Other risks
Other risks included, among other items: provisions for disputes with suppliers related to supply contracts or other matters that were not subject to legal proceedings, provisions for product liabilities arising from personal injuries including wrongful death and potential exemplary or punitive damages alleged to be the result of product defects, disputes with other parties relating to contracts or other matters not subject to legal proceedings and management's best estimate of the Company’s probable environmental obligations, which also included costs related to claims on environmental matters. The cash outflow for the non-current portion of the Other risks provision was primarily expected within a period through 2025.